[GRAPHIC OMITTED]
                                PICTURE OF FLAGS
                       THE GABELLI GLOBAL OPPORTUNITY FUND

                              FIRST QUARTER REPORT
                                 MARCH 31, 2003

TO OUR SHAREHOLDERS,

      All of the gains that were made during the fourth quarter were given up during a miserable first quarter. Weak economic news combined with uncertainties surrounding the situation in Iraq led investors to sell equities in favor of cash and fixed income securities. It was particularly disappointing that most markets fell to new lows well below the levels recorded in October of last year.

      For the first quarter of 2003 the Morgan Stanley Capital International All Country ("MSCI AC") World Free Index declined by 5.0%. All the major European markets performed poorly. Germany fell by 12.5%, France by 11.3% and the United Kingdom by 8.8%. Spain rose by 1.7% helped by a recovery in South America where many Spanish companies have significant activities, and some other smaller European markets such as Ireland and Denmark rose slightly. Japan, as measured by the Topix Index, declined by 5.7% as did the other major South East Asian markets such as Korea (-17.2%), Hong Kong (-6.1%) and Singapore (-6.5%). Canada and Australia turned in small gains helped by a strong currency performance as investors sought out higher yielding currencies.

      The Gabelli Global Opportunity Fund (the "Fund") lost 8.79% for the first quarter, which compares to a decline of 6.12% for the average global fund monitored by Lipper Inc.

INVESTMENT OBJECTIVE

      The Fund seeks to invest in common stock of companies that have rapid growth in revenues and earnings and equities trading at a significant discount to their intrinsic value. We pay close attention to a company's market position, management and balance sheet, with particular emphasis on the ability of the company to finance its growth. Generally, we value a company relative to its local market but, where appropriate, will attempt to benefit from valuation discrepancies between markets. Country allocation is likely to reflect broad economic, financial and currency trends as well as relative size of the market.

MULTI-CLASS SHARES

      The Gabelli Global Series Funds, Inc. began offering additional classes of Fund shares in March 2000. The existing shares remain no-load and have been redesignated as "Class AAA" Shares. Class A, Class B and Class C Shares are targeted to the needs of investors who seek advice through financial consultants.

INVESTMENT RESULTS (CLASS AAA SHARES) (A)
--------------------------------------------------------------------------------
                                             Quarter
                             ----------------------------------------
                               1ST       2ND        3RD      4TH        YEAR
                               ---       ---        ---      ---        ----
 2003: Net Asset Value ....... $8.09      --         --       --          --
       Total Return .......... (8.8)%     --         --       --          --
--------------------------------------------------------------------------------
 2002: Net Asset Value .......$10.38     $9.55      $8.11    $8.87      $8.87
       Total Return ..........  3.6%     (8.0)%    (15.1)%    9.4%     (11.5)%
--------------------------------------------------------------------------------
 2001: Net Asset Value .......$11.84    $12.24      $9.48   $10.02     $10.02
       Total Return ..........(16.9)%     3.4%     (22.6)%    6.8%     (28.9)%
--------------------------------------------------------------------------------
 2000: Net Asset Value .......$19.07    $17.77     $17.22   $14.24     $14.24
       Total Return ..........  5.8%     (6.8)%     (3.1)%   (9.4)%    (13.5)%
--------------------------------------------------------------------------------
 1999: Net Asset Value .......$11.47    $13.00     $13.61   $18.03     $18.03
       Total Return ..........  8.7%     13.3%       4.7%    38.9%      79.2%
--------------------------------------------------------------------------------
 1998: Net Asset Value ....... --       $10.23      $9.69   $10.55     $10.55
       Total Return .......... --         2.3%(b)   (5.3)%   13.7%      10.1%(b)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                AVERAGE ANNUAL RETURNS THROUGH MARCH 31, 2003(A)
                ------------------------------------------------
                                                SINCE
                                  QUARTER    INCEPTION(B)    3 YEAR      1 YEAR
                                  -------    ------------    ------      ------
  Gabelli Global Opportunity
    Fund Class AAA ...............(8.79)%      (0.42)%      (22.29)%    (22.06)%

  MSCI AC World Free Index .......(4.98)%      (5.69)%      (18.03)%    (23.84)%
  Lipper Global Fund Average .....(6.12)%      (5.27)%      (17.84)%    (24.99)%
--------------------------------------------------------------------------------
(a) Returns represent past performance and do not guarantee future results. Total returns and average annual returns reflect changes in share price and reinvestment of dividends and are net of expenses. Investment returns and the principal value of an investment will fluctuate. When shares are redeemed, they may be worth more or less than their original cost. The Morgan Stanley Capital International (MSCI) All Country (AC) World Free Index is an unmanaged indicator of stock market performance, while the Lipper Average reflects the average performance of mutual funds classified in this particular category. Performance for periods less than one year is not annualized.
(b) From commencement of investment operations on May 11, 1998.
Note: Investing in foreign securities involves risks not ordinarily associated with investments in domestic issues, including currency fluctuation, economic and political risks.
--------------------------------------------------------------------------------

GLOBAL ALLOCATION

      The accompanying chart presents the Fund's holdings by geographic region as of March 31, 2003. The geographic allocation will change based on current global market conditions. Countries and/or regions represented in the chart and below may or may not be included in the Fund's future portfolio.

                     HOLDINGS BY GEOGRAPHIC REGION - 3/31/03
                                [GRAPHIC OMITTED]
                               PLOT POINTS FOLLOW:

                   EUROPE                                 39.0%
                   UNITED STATES                          31.0%
                   JAPAN                                  13.6%
                   SOUTH AFRICA                           10.4%
                   ASIA/PACIFIC                            3.6%
                   CANADA                                  2.4%

COMMENTARY

      The Iraq situation dominated the news during the quarter and markets actually rallied in response to the start of hostilities. It was almost a relief that the endless back and forth between the U.S. and the United Nations had come to an end, especially as most believed that a military conflict appeared to be inevitable in the absence of a total Iraqi capitulation. In the run up to the start of the hostilities, equity markets outside the U.S. fell to new bear market lows.

      In our year-end letter we spoke about equity valuations in Europe highlighting that many leading companies trade at multiples of earnings in the mid-teens or less and yield more than the prevailing ten-year Government bond yield. In Japan, the equity market yields more than twice the ten-year Japanese Government bond yield and the earnings yield of the stock market (the inverse of the price/earnings multiple) is about five times the yield in the ten-year Government bond. Of course, it helps that the ten-year Government bond yielded a world record low 70 basis points (yes, that's less than 1%) at the end of March. Based on historic relationships, either the Japanese equity market is massively undervalued or the bond market is way over-priced. Probably it is both.

      The economic backdrop is not particularly encouraging, but bull markets generally do not start when the economic gurus are forecasting sunny skies and warm temperatures. In Europe, forecasts for economic growth are continually being nudged downwards and over recent months the larger economies such as Germany and France probably did not grow at all. Germany is forecasted to grow by 0.4% this year and the Euro zone by 1%. European economies are constrained by the fiscal limits imposed by the Stability Pact, which means that governments are restrained from undertaking any fiscal stimulus because of high budget deficits. On the monetary side, there certainly remains scope for the European Central Bank ("ECB") to cut rates, which currently stand at 2.5%. Indeed, the recent strength of the euro is tantamount to a tightening of monetary policy. So all things being equal, the ECB should reduce interest rates to counter the effects of a rising euro. In the next few months, we expect the ECB to cut interest rates sharply, perhaps by 1%. This, combined with lower oil prices, should boost European economies.

      The export-led growth spurt in Japan now appears to be wearing off. Higher exports to the U.S. in 2002 resulted in higher industrial production, better wage growth and a rise in business investment. These trends now appear to have reversed. Exports to the U.S. fell noticeably in February and March, which has resulted in a decline in industrial production. Similarly, overtime hours worked are falling, as are private machinery orders. The fear is that if export demand to the U.S. fails to recover, Japan will suffer a weak economy for the rest of 2003 as firms shed labor. Excess capacity has yet to be taken out of the economy. Bad loans have been written off but not called. Early in the new year, Mr. Fukui was appointed Governor of the Bank of Japan, but, as yet, he has offered no new policy initiatives. The critical financial year-end period at the end of March came and went without incident. However, those who expected a bounce in the market in the new financial year were disappointed. Further selling pressure from pension plans known as Daiko Henjo battered the market.

LET'S TALK STOCKS

      The following are stock specifics on selected holdings of our Fund. Favorable earnings prospects do not necessarily translate into higher stock prices, but they do express a positive trend that we believe will develop over time. The share prices of the following holdings are stated in U.S. dollar equivalent terms as of March 31, 2003.

BANK OF IRELAND (BKIR.I - $10.68 - IRISH STOCK EXCHANGE) is one of the leading financial institutions in Ireland. The bank is a major beneficiary of the strong economic growth that Ireland is currently experiencing. Outside its home market, the company has expanded into the United Kingdom. Management has created a strong regional bank in the European context, with a dominant presence in the Irish savings market.

BCE INC. (BCE - $18.32 - NYSE) is a Canadian based communications conglomerate. The company has traditionally been the main supplier of telecommunications services, including wireless, to much of Eastern Canada. These operations are now owned through Bell Canada. In 2000, BCE began a series of transactions that highlighted hidden value including completion of its spin-off of Nortel Networks. BCE continues to cement its strategic position as a national provider of content, creativity and distribution. This has included acquisitions of CTV, a Canadian broadcaster, and THE GLOBE AND MAIL, a Canadian newspaper. On April 24, 2002, Jean C. Monty resigned as Chief Executive Officer and was replaced by Michael Sabia, former President and Chief Operating Officer. On June 28, 2002, BCE announced its intention to repurchase the 20% interest outstanding in Bell Canada owned by SBC for $6.3 billion Canadian dollars.

GOLD FIELDS LTD. (GFI - $10.50 - NYSE) is South Africa's second largest gold producer with annual gold production of about 4.5 million ounces, and was created by the amalgamation of a number of South African mines. The company controls the vast gold mines of Kloof, Driefontein and Beatrix. Gold Fields has been very active in adding gold production outside South Africa and international operations in Australia and Ghana represent over 30% of Gold Fields' total production. The company is largely unhedged and debt free.

NEXTEL COMMUNICATIONS INC. (NXTL - $13.39 - NASDAQ) is one of two remaining independent national wireless carriers in the U.S., servicing over 10 million mostly high-value business subscribers and controlling wireless licenses covering over 235 million people. Nextel is differentiating itself by offering its unique direct-connect feature that allows instant two-way voice communication. Since the beginning of 2002, the company has used a combination of cash and stock to reduce its debt by over $1.8 billion while still maintaining a healthy $2.4 billion cash balance. Nextel has submitted a proposal to the FCC to re-allocate its spectrum portfolio at the radio frequencies also used by the public safety organizations. The FCC decision is expected over the next few months and, if approved, would significantly strengthen Nextel's competitive position.

ROCHE HOLDING AG (ROCZG.S - $59.86 - VIRT-X STOCK EXCHANGE) is primarily a pharmaceutical company that also operates in vitamins and fine chemicals, diagnostics, and flavors and fragrances. Pharmaceuticals make up approximately 60% of sales, diagnostics roughly 19%, vitamins and fine chemicals comprise approximately 15% and the balance is the flavors and fragrances business. Roche's pharmaceutical business should benefit from its strong pipeline as well as additional synergies from the Boehringer Mannheim acquisition.

USA INTERACTIVE INC. (USAI - $26.79 - NASDAQ), run by media entrepreneur Barry Diller, engages in diversified electronic commerce businesses that include the Home Shopping Network, Ticketmaster and various travel related businesses, including Expedia Inc. (EXPE - $51.66 - Nasdaq) and Hotels.com (ROOM - $57.67 - Nasdaq). USAI recently announced two stock swaps to purchase the minority public stakes in both Expedia and Hotels.com for $3.3 billion and $1.1 billion, respectively.

MINIMUM INITIAL INVESTMENT - $1,000

      The Fund's minimum initial investment for regular accounts is $1,000. There are no subsequent investment minimums. No initial minimum is required for those establishing an Automatic Investment Plan. Additionally, the Fund and other Gabelli Funds are available through the no-transaction fee programs at many major brokerage firms.

WWW.GABELLI.COM

      Please visit us on the Internet. Our homepage at www.gabelli.com contains information about Gabelli Asset Management Inc., the Gabelli Mutual Funds, IRAs, 401(k)s, quarterly reports, closing prices and other current news. You can send us e-mail at info@gabelli.com.

      In  our  efforts  to  bring  our   shareholders   more  timely   portfolio
information, Gabelli Fund's portfolio managers regularly participate in chat sessions at www.gabelli.com as reflected below.

                       MAY                 JUNE             JULY
                       ---                 ----             ----
      1st Tuesday      Howard Ward         Howard Ward      Howard Ward
      1st Wednesday    Henry Van der Eb    Susan Byrne      Caesar Bryan
      2nd Wednesday    Caesar Bryan        Walter Walsh     Charles Minter & Martin Weiner
      3rd Wednesday    Elizabeth Lilly     Ivan Arteaga     Hartswell Woodson
      4th Wednesday    Barbara Marcin      Barbara Marcin   Ivan Arteaga
      5th Wednesday                                         Barbara Marcin

      All chat sessions start at 4:15 PM (Eastern Time). Please arrive early, as participation is limited.

      You may sign up for our e-mail alerts at www.gabelli.com and receive early notice of chat sessions, closing mutual fund prices, news events and media sightings.

IN CONCLUSION

      Is the bear market over? Obviously we don't know, but three observations can be made. First, there has been a return of merger and acquisition activity, especially in Europe. Second, valuations are attractive assuming a reasonable economic outlook. Companies have cut costs which has helped earnings. Last, the bear market in Europe is three years old and presumably much of the excess has been purged. Time will tell whether there is a post-war economic bounce and how sustainable it is. We primarily focus on bottom up stock ideas with a concentration on companies that can show top line growth in the current low-growth environment. However, in this context we remain fairly cautious in our economic outlook. It will be nice to be proved wrong, in which case some of our economically sensitive holdings should perform well.

      The Fund's daily net asset value is available each evening after 6:00 PM (Eastern Time) by calling 800-GABELLI (800-422-3554) or through financial websites on the Internet. The Fund's Nasdaq symbol is GABOX for the Class AAA Shares. Please call us during the business day for further information.

                                   Sincerely,

                                   The Gabelli Global Portfolio Management Team

May 12, 2003

--------------------------------------------------------------------------------
                                SELECTED HOLDINGS
                                 MARCH 31, 2003
                                 --------------

     Bank of Ireland                              Nextel Communications Inc.
     BCE Inc.                                     Novartis AG
     Gold Fields Ltd.                             Roche Holding AG
     KDDI Corp.                                   Sanofi-Synthelabo SA
     Lockheed Martin Corp.                        USA Interactive Inc.
--------------------------------------------------------------------------------

NOTE: The views expressed in this report reflect those of the portfolio manager only through the end of the period stated in this report. The manager's views are subject to change at any time based on market and other conditions.

THE GABELLI GLOBAL OPPORTUNITY FUND
PORTFOLIO OF INVESTMENTS -- MARCH 31, 2003 (UNAUDITED)
--------------------------------------------------------------------------------

                                                   MARKET
     SHARES                                         VALUE
     ------                                        ------
             COMMON STOCKS -- 102.9%
             AEROSPACE -- 2.8%
      7,500  Lockheed Martin Corp. .............$   356,625
                                                -----------
             AUTOMOTIVE -- 1.0%
      3,761  General Motors Corp. ..............    126,445
                                                -----------
             BROADCASTING -- 5.0%
     15,000  Mediaset SpA ......................    113,921
      4,000  Nippon Broadcasting System Inc. ...     92,090
      7,750  NRJ Group .........................     95,224
      5,000  RTL Group .........................    171,864
      6,000  Tokyo Broadcasting System Inc. ....     71,800
      7,300  Young Broadcasting Inc., Cl. A+ ...     89,279
                                                -----------
                                                    634,178
                                                -----------
             BUILDING AND CONSTRUCTION -- 2.7%
     24,125  CRH plc ...........................    344,861
                                                -----------
             CABLE -- 0.9%
      3,882  Comcast Corp., Cl. A+ .............    110,986
                                                -----------
             COMMUNICATIONS EQUIPMENT -- 1.6%
     19,000  Furukawa Electric Co. Ltd. ........     39,577
      4,000  L-3 Communications Holdings Inc.+ .    160,680
                                                -----------
                                                    200,257
                                                -----------
             CONSUMER PRODUCTS -- 6.2%
      8,000  Christian Dior SA .................    262,762
     15,000  Compagnie Financiere
              Richemont AG, Cl. A ..............    204,778
     27,000  Marzotto SpA ......................    154,383
      2,000  Nintendo Co. Ltd. .................    161,916
                                                -----------
                                                    783,839
                                                -----------
             CONSUMER SERVICES -- 8.1%
     38,375  USA Interactive Inc.+ .............  1,028,066
                                                -----------
             ELECTRONICS -- 2.5%
      1,500  Egide SA+ .........................     24,389
      2,000  Rohm Co. Ltd. .....................    216,731
     30,000  Toshiba Corp. .....................     79,187
                                                -----------
                                                    320,307
                                                -----------
             ENTERTAINMENT -- 5.6%
     31,200  Liberty Media Corp., Cl. A+ .......    303,576
     60,000  Publishing & Broadcasting Ltd. ....    304,202
      7,000  Vivendi Universal SA, ADR .........     93,800
                                                -----------
                                                    701,578
                                                -----------
             EQUIPMENT AND SUPPLIES -- 0.5%
      6,000  THK Co. Ltd. ......................     57,683
                                                -----------
             FINANCIAL SERVICES -- 9.9%
      1,000  Allianz AG ........................     49,541
     50,000  Bank of Ireland ...................    534,144
      7,000  Citigroup Inc. ....................    241,150
      5,000  Invik & Co. AB, Cl. B .............    162,166

                                                   MARKET
     SHARES                                         VALUE
     ------                                        ------
      1,000  Muenchener Rueckversicherungs-
              Gesellschaft AG ..................$    57,288
     70,000  Nikko Cordial Corp. ...............    191,854
        302  Travelers Property
              Casualty Corp., Cl. A ............      4,255
        621  Travelers Property
              Casualty Corp., Cl. B ............      8,762
                                                -----------
                                                  1,249,160
                                                -----------
             FOOD AND BEVERAGE -- 1.0%
     30,131  Compass Group plc .................    128,711
                                                -----------
             HEALTH CARE -- 15.5%
      8,208  GlaxoSmithKline plc ...............    144,400
     13,600  Novartis AG .......................    503,663
      8,000  Roche Holding AG ..................    478,889
     10,000  Sanofi-Synthelabo SA+ .............    503,154
      9,000  Takeda Chemical Industries Ltd. ...    336,229
                                                -----------
                                                  1,966,335
                                                -----------
             METALS AND MINING -- 16.0%
     25,000  Antofagasta plc ...................    229,195
     65,000  Gold Fields Ltd., ADR .............    682,500
     10,000  Harmony Gold Mining Co. Ltd. ......    123,999
     45,000  Harmony Gold Mining Co.
              Ltd., ADR ........................    550,350
     17,000  Newmont Mining Corp. ..............    444,550
                                                -----------
                                                  2,030,594
                                                -----------
             PUBLISHING -- 1.4%
     20,000  Arnoldo Mondadori Editore SpA .....    127,671
     28,500  Independent News & Media plc ......     41,984
      1,477  United Business Media plc .........      5,066
                                                -----------
                                                    174,721
                                                -----------
             REAL ESTATE -- 1.3%
     30,000  Cheung Kong (Holdings) Ltd. .......    166,166
                                                -----------
             SATELLITE -- 1.0%
     25,000  SES Global ........................    122,760
                                                -----------
             TELECOMMUNICATIONS -- 13.9%
      3,000  ALLTEL Corp. ......................    134,280
      2,400  AT&T Corp. ........................     38,880
     11,000  BCE Inc. ..........................    201,520
     19,500  BT Group plc ......................     48,392
     13,180  Citizens Communications Co.+ ......    131,536
      4,783  Deutsche Telekom AG, ADR ..........     52,709
         30  Japan Telecom Holdings Co. Ltd. ...     81,211
        122  KDDI Corp. ........................    360,094
         25  Nippon Telegraph &
              Telephone Corp. ..................     84,964
     10,500  Rogers Communications
              Inc., Cl. B, ADR+ ................    111,930
      9,000  Sprint Corp. - FON Group ..........    105,750
     25,000  Telecom Italia SpA, RNC ...........    105,301
      4,180  Telefonica SA, ADR+ ...............    117,249
      4,500  Verizon Communications Inc. .......    159,075
      2,090  WilTel Communications Inc.+ .......     26,334
                                                -----------
                                                  1,759,225
                                                -----------

THE GABELLI GLOBAL OPPORTUNITY FUND
PORTFOLIO OF INVESTMENTS (CONTINUED) -- MARCH 31, 2003 (UNAUDITED)
--------------------------------------------------------------------------------

                                                   MARKET
     SHARES                                         VALUE
     ------                                        ------
             COMMON STOCKS (CONTINUED)
             WIRELESS COMMUNICATIONS -- 6.0%
      6,827  AT&T Wireless Services Inc.+ ......$    45,058
     19,500  mm02 plc+ .........................     13,793
     20,000  Nextel Communications Inc., Cl. A+     267,800
     14,000  Rural Cellular Corp., Cl. A+ ......     12,600
     12,500  Sprint Corp. - PCS Group+ .........     54,500
      2,300  Telephone & Data Systems Inc. .....     94,093
      3,000  United States Cellular Corp.+ .....     70,830
    113,964  Vodafone Group plc ................    203,556
                                                -----------
                                                    762,230
                                                -----------
             TOTAL COMMON STOCKS ............... 13,024,727
                                                -----------
             WARRANTS -- 0.3%
             METALS AND MINING -- 0.3%
      6,000  Harmony Gold Mining Co. Ltd.,
              ADR, expires 06/29/03+ ...........     42,000
                                                -----------
             TOTAL INVESTMENTS -- 103.2%
              (Cost $20,499,625) ............... 13,066,727

             OTHER ASSETS AND
              LIABILITIES (NET) -- (3.2)% ......   (402,929)
                                                -----------
             NET ASSETS -- 100.0% ..............$12,663,798
                                                ===========
---------------
 +     Non-income producing security.
 ADR - American Depository Receipt.
 RNC - Non-Convertible Savings Shares.

                                         % OF
                                        MARKET      MARKET
GEOGRAPHIC DIVERSIFICATION               VALUE       VALUE
--------------------------              ------      ------
Europe ................................. 39.0%  $ 5,095,613
North America .......................... 33.4%    4,370,562
Japan .................................. 13.6%    1,773,335
South Africa ........................... 10.4%    1,356,849
Asia/Pacific ...........................  3.6%      470,368
                                        ------  -----------
                                        100.0%  $13,066,727
                                        ======  ===========

--------------------------------------------------------------------------------
                 AVERAGE ANNUAL RETURNS -- MARCH 31, 2003(A)
                 -------------------------------------------
                CLASS AAA SHARES  CLASS A SHARES  CLASS B SHARES  CLASS C SHARES
                ----------------  --------------  --------------  --------------
1 Year ............. (22.06)%        (22.01)%        (22.53)%        (21.67)%
                                     (26.48)%(c)     (27.08)%(d)     (22.59)%(d)
3 Year ............. (22.29)%        (22.23)%        (22.72)%        (22.07)%
                                     (23.74)%(c)     (23.53)%(d)     (22.07)%(d)
Life of Fund (b) ...  (0.42)%         (0.39)%         (0.77)%         (0.25)%
                                      (1.59)%(c)      (1.19)%(d)      (0.25)%(d)

  (a) Total returns and average annual returns reflect changes in share price and reinvestment of dividends and are net of expenses. Current returns may be higher or lower than that shown. Of course, returns represent past performance and do not guarantee future results. Investment returns and the principal value of an investment will fluctuate. When shares are redeemed they may be worth more or less than their original cost. The Class AAA Shares' net asset values are used to calculate performance for the periods prior to the issuance of Class A Shares, Class B Shares and Class C Shares on March 12, 2000, August 16, 2000 and November 23, 2001, respectively. The actual performance for the Class B Shares and Class C Shares would have been lower due to the additional expenses associated with these Class of shares. Investing in foreign securities involves risks not ordinarily associated with investments in domestic issues, including currency fluctuation, economic and political risks.
  (b) Performance is calculated from inception of Class AAA Shares on May 11, 1998.
  (c) Includes the effect of the maximum 5.75% sales charge at the beginning of the period.
  (d) Includes the effect of the applicable contingent deferred sales charge at the end of the period shown for Class B and Class C Shares, respectively.
      Note:  Investing  in  foreign  securities  involves  risks not  ordinarily associated with investments in domestic issues, including currency fluctuation, economic and political risks.
--------------------------------------------------------------------------------

                        Gabelli Global Series Funds, Inc.
                       THE GABELLI GLOBAL OPPORTUNITY FUND
                              One Corporate Center
                            Rye, New York 10580-1422
                                   800-GABELLI
                                  800-422-3554
                                FAX: 914-921-5118
                            WEBSITE: WWW.GABELLI.COM
                            E-MAIL: INFO@GABELLI.COM
                   Net Asset Value available daily by calling
                           800-GABELLI after 6:00 P.M.

                               BOARD OF DIRECTORS
Mario J. Gabelli, CFA                            John D. Gabelli
CHAIRMAN AND CHIEF                               SENIOR VICE PRESIDENT
INVESTMENT OFFICER                               GABELLI & COMPANY, INC.
GABELLI ASSET MANAGEMENT INC.

E. Val Cerutti                                   Karl Otto Pohl
CHIEF EXECUTIVE OFFICER                          FORMER PRESIDENT
CERUTTI CONSULTANTS, INC.                        DEUTSCHE BUNDESBANK

Anthony J. Colavita                              Werner J. Roeder, MD
ATTORNEY-AT-LAW                                  VICE PRESIDENT/MEDICAL AFFAIRS
ANTHONY J. COLAVITA, P.C.                        LAWRENCE HOSPITAL CENTER

Arthur V. Ferrara                                Anthonie C. van Ekris
FORMER CHAIRMAN AND                              MANAGING DIRECTOR
CHIEF EXECUTIVE OFFICER                          BALMAC INTERNATIONAL, INC.
GUARDIAN LIFE INSURANCE COMPANY
OF AMERICA

                                    OFFICERS
Bruce N. Alpert                                  Gus Coutsouros
PRESIDENT                                        VICE PRESIDENT AND TREASURER

James E. McKee
SECRETARY

                                   DISTRIBUTOR
                             Gabelli & Company, Inc.

                  CUSTODIAN, TRANSFER AGENT AND DIVIDEND AGENT
                       State Street Bank and Trust Company

                                  LEGAL COUNSEL
                    Skadden, Arps, Slate, Meagher & Flom LLP

--------------------------------------------------------------------------------
This report is submitted for the general information of the shareholders of The Gabelli Global Opportunity Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.
--------------------------------------------------------------------------------

GAB403Q103SR

                                                               [GRAPHIC OMITTED]
                                                        PICTURE OF MARIO GABELLI

                    THE
                    GABELLI
                    GLOBAL
                    OPPORTUNITY
                    FUND
                                                            FIRST QUARTER REPORT
                                                                  MARCH 31, 2003